UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/27/2011

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-49629

DE	33-0933072
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

17872 Cartwright Road, Irvine, CA 92614
(Address of principal executive offices, including zip code)

949-399-4500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 27, 2011, at the Registrant's annual meeting of stockholders, the Registrant's stockholders approved the Quantum Fuel Systems Technologies Worldwide, Inc. 2011 Stock Incentive Plan (the "2011 Stock Plan"). The 2011 Stock Plan had been previously approved by the Registrant's Board of Directors and, with the approval of the Registrant's stockholders, is effective immediately. For a description of the 2011 Stock Plan, please see Proposal III in the Registrant's definitive proxy statement for its 2011 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on September 16, 2011. The 2011 Stock Plan was attached as Appendix A to the definitive proxy statement and is filed as Exhibit 10.1 to this Current Report, and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders

On October 27, 2011, the Registrant held its Annual Meeting of Stockholders (the "Annual Meeting"). A total of 10,339,923 shares of the Registrant's common stock were present or represented by proxy at the meeting, representing 64.25% of shares outstanding as of the September 1, 2011 record date. Five proposals were submitted to the Registrant's stockholders at the Annual Meeting. The proposals are described in detail in the Registrant's Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on September 16, 2011. The final results for the votes regarding each proposal are set forth below.

Proposal 1 - The Registrant's stockholders elected three Class I directors, Paul Grutzner, Brian Runkel and Carl Sheffer, to its Board of Directors, to hold office until the 2014 annual meeting of stockholders or until his respective successor is duly elected and qualified. The votes were as follows:

                                                For          Withheld       Broker Non-Votes

Paul E. Grutzner               3,527,159       569,770         6,242,994
Brian A. Runkel               3,627,335       469,594          6,242,994
Carl E. Sheffer                  3,650,784       446,145         6,242,994

Proposal 2 - The Registrant's stockholders ratified the appointment of Haskell & White LLP as its independent registered public accounting firm for the fiscal year ending April 30, 2012. The votes regarding this proposal were as follows:

For                      Against             Abstained       Broker Non-Votes

9,461,987             830,655             47,291            0

Proposal 3 - The Registrant's stockholders approved its 2011 Stock Incentive Plan. The votes regarding this proposal were as follows:

For                     Against             Abstained       Broker Non-Votes

2,117,279          1,951,513             28,137             6,242,994

Proposal 4 - Advisory Vote - The Registrant's stockholders approved the the compensation of Registrant's named executive officers. The votes regarding this proposal were as follows:

For                     Against             Abstained       Broker Non-Votes

3,150,933             906,580             39,416             6,242,994

Proposal 5 - Advisory Vote - The Registrant's stockholders recommended an annual vote on the compensation of its named executive officers. The votes regarding this proposal were as follows:

One Year               Two Years            Three Years       Abstain

2,238,099                69,280                1,559,939             232,611

Item 9.01.    Financial Statements and Exhibits

10.1 Quantum Fuel Systems Technologies Worldwide, Inc. 2011 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

Date: October 31, 2011	By:	/s/ W. Brian Olson
W. Brian Olson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-10.1	2011 Stock Incentive Plan